W. Bruce Turner
                       President & Chief Executive Officer

                                 Jaymin B. Patel
                 Senior Vice President & Chief Financial Officer
            Fiscal Year 2004 - Third Quarter Earnings Conference Call
                                December 16, 2003

Fiscal Year 2004 - Third Quarter Earnings Conference Call
Safe  Harbor  Act. . .

     o Comments made during this presentation may contain forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company's future strategies. Such forward-looking statements reflect management's assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth here and in the Company's filings with the SEC, including our Fiscal 2003 10K, as amended, and subsequent filings.

Fiscal Year 2004 - Third Quarter Earnings Conference Call
Agenda. . .

o    W. Bruce Turner, Chief Executive Officer

     o    Welcome

     o    Q3 and YTD Performance Review

     o    Strategy Update

     o    Acquisition Update


o    Jaymin B. Patel, Chief Financial Officer

     o    Review of Q3 and YTD Financial Results

     o    Updated Guidance for Fiscal Year 2004 and Q4

     o    Fiscal Year 2005 Guidance

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Fiscal Year 2004 - Third Quarter Earnings Conference Call
FY'04 Customer Successes. . .

                                                  Base Term Contract      Points of Sale             Base Term
                                                 Value ($ in millions)    (In thousands)        [Extensions] (in years)
                                                 ---------------------    --------------        -----------------------
           |X|      Rhode Island                        700                       2.9                   20
->         |X|      Czech Republic                      230                       7.0                   12
->         **       Florida                             160                      12.0                  6 [4]
           |X|      Michigan                            145                       3.0                  2 [3]
           |X|      Brazil                              130                      22.3                    2
->         **       Tennessee                           125                       4.0                    7
           **       Sri Lanka                           100                       1.0                 10 [5]
           **       Trinidad & Tobago                    70                       0.5                  5 [2]
           |X|      Wisconsin                            50                       3.2                  5 [4]
           **       Sweden                               22                      --                      2
->         **       Denmark                              10                       2.8                    2
           |X|      New Zealand                           5                      --                    5 [3]
           |X|      Idaho*                                5                       0.5                    2
->         **       Portugal                              4                      --                      3

*Department of Fish & Game                  -> FY'04 Q3 Successes       [X]New Customer Contracts


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
Acquisition Update. . .

o    Completed acquisitions

     o    Polcard

          -    Closed on May 28

     o    Interlott

          -    Closed on September 18

o    Spielo

     o    Acquisition announced on November 7, 2003

          -    Purchase price of $150 million + $35 million earnout
          -    Expected close date in June 2004


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
On-Going Developments. . .

o    Q3 FY'04 developments

     o    Keno in Michigan

     o    Mega-Millions in Texas

     o    $250 million debt offering


o    Q4 FY'04 and beyond

     o    US gaming expansion

          -    State revenue shortfalls

     o    International opportunities

     o    Commercial Services update

     o    FY'05 expectations

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Fiscal Year 2004 - Third Quarter Earnings Conference Call
Service Revenue Analysis. . .Q3 FY'04 vs FY'03

                                U.S.                International           Commercial               GTECH
                              Lottery                 Lottery               Svcs & Other*            Total
                        $M             %**         $M           %           $M          %         $M       %**
-------------------------------------------------------------------------------------------------------------------
FY'03                    116.2                     79.7                     11.9                  207.8
Same Store Sales         3.6            +3%        5.7         +7%          1.4       +14%        10.7       +5%
Net, All Other***        3.7            +3%        1.0         +2%          8.0       +65%        12.7       +6%
FY'04                    123.5          +6%        86.4        +9%          21.3      +79%        231.2     +11%


*Includes Transactive

**All percentage points are rounded to the nearest percent

***Reflects contract wins/losses, jackpot activity, contractual labor changes, foreign exchange changes, impact of acquisitions

Fiscal Year 2004 - Third Quarter Earnings Conference Call
Key Financial Highlights. . .
Q3 FY'04 vs. FY'03


o  Total Revenue                                  -1%

     o    Service Revenues                       +11% Strong same store sales

o  Gross Profits                                 +24% Meaningful Impact
                                                      from Acquisitions

     o    Service gross profits                  +26% Robust margins of 43%

o  Operating Income                              +30%

o  Net Income                                    +40%

o  Excluding one-time gain                       +30%

o  Diluted Earnings Per Share                    +21%   Reflects impact of
                                                        convertible bond
   Excluding one-time gain                       +12%

*Q3 FY'04 reported results include the impact of the one time gain


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
Key Financial Highlights. . .
YTD FY'04* vs. FY'03


o  Total Revenue                     +9%  Meaningful Impact from Acquisitions

   o  Service Revenues               +8%  Strong same store sales

o  Gross Profits                    +29%

   o  Service gross profits         +25%  Robust margins of 43%

o  Operating Income                 +29%

o  Net Income                       +35%

   o  Excluding one-time gain       +32%

o  Diluted Earnings Per Share       +24%  Reflects impact of
                                          convertible bond

   o  Excluding one-time gain       +21%

*FY'04 reported results include the impact of the one-time gain


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
FY'04 Guidance. . .
As of December 16, 2003


                                                                          FY'04
-------------------------------------------------------------------------------
Service Revenue Growth1                                                 8% - 9%

Product Sales(1)                                                   $105M - $110M

Service Gross Profit Margins                                          41% - 43%

Product Sales Gross Profit Margins                                    33% - 35%

Earnings per Share Excluding One-Time Gain(2)                      $2.70 - $2.75

Reported Earnings per Share(2)                                     $2.75 - $2.80
                                                                  --------------
Net Cash Invested                                                  $400M - $410M


(1)  Includes acquisition of PolCard and Interlott

(2) Based on Diluted Share Estimate of 65.1M Shares, reflecting impact of convertible bond dilution


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
FY'04 Guidance. . .
As of December 16, 2003

                                                                           FY'04
--------------------------------------------------------------------------------
Service Revenue Growth(1)                                              10% - 12%

Product Sales(1)                                                     $25M - $30M

Service Gross Profit Margins                                           41% - 43%

Product Sales Gross Profit Margins                                     34% - 36%

Reported Earnings per Share(2)                                     $0.63 - $0.68

(1)  Includes acquisition of PolCard and Interlott

(2) Based on Diluted Share Estimate of 66.9M Shares, reflecting impact of convertible bond dilution


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
Preliminary FY'05 Guidance. . .
As of December 16, 2003

                                                                           FY'05
--------------------------------------------------------------------------------
Total Revenue Growth(1)                                                20% - 21%

Service Revenue Growth(1)                                                7% - 8%

Product Sales(1)                                                   $230M - $250M

Service Gross Profit Margins                                           41% - 43%

Product Sales Gross Profit Margins                                     36% - 38%

Reported Earnings per Share                                         $2.95- $3.05

Net Cash Invested                                                  $420M - $440M

(1)  Includes acquisition of PolCard, Interlott, and Spielo


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
EPS Factors. . .

o    Factors  affecting  FY'05 EPS  guidance

     o    Incremental Impact from Convertible Bonds

     o    Incremental Interest Expense

          -    $250M debt offering in October 2003

     o    Minority Interest relating to international joint ventures


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Fiscal Year 2004 - Third Quarter Earnings Conference Call
FY'05 Net Cash Invested. . .

o Maintenance Capital                                                $85M - $90M

o Growth Capital                                                   $115M - $120M

o PolCard                                                            $18M - $20M

o Interlott                                                          $17M - $20M

o Spielo*                                                          $185M - $190M
                                                                   -------------
FY'05 Total Net Cash Invested                                      $420M - $440M

*Spielo expected to close in June 2004